UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): September 14, 2016

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

On September 16, 2016, ITT Educational Services, Inc. (the “Company”) and its subsidiaries ESI Service Corp. and Daniel Webster College, Inc. (the “Subsidiaries”) ceased operations and commenced bankruptcy proceedings (the “Chapter 7 Cases”) by filing voluntary petitions for relief under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. sections 101 et seq. (the “Code”) in the United States Bankruptcy Court for the Southern District of Indiana, Indianapolis Division. The Chapter 7 Cases are pending under the captions In re ITT Educational Services, Inc., In re ESI Service Corp., and In re Daniel Webster College, Inc.  As a result of the filing of the Chapter 7 Cases, a Chapter 7 trustee will be appointed (the “Chapter 7 Trustee”), who will assume control of the Company and the Subsidiaries.  The assets of the Company and the Subsidiaries will be liquidated and claims administered in accordance with the Code.

Recent events, previously disclosed by the Company, impaired the ability of the Company to implement alternatives for the refinance, restructure or self-directed orderly liquidation of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Each of the directors of the Company, C. David Brown, Jerry M. Cohen, John E. Dean, Joanna T. Lau, Thomas I. Morgan, Samuel L. Odle and Vin Weber, resigned as a member of the Company’s Board of Directors effective upon the filing of the Chapter 7 Cases.  The resignations are not the result of any disagreement with the Company regarding the Company’s operations, policies or practices, but are because of the filing of the Chapter 7 Cases.  The Chapter 7 Trustee will assume control over the assets of the Company, effectively eliminating the authority and powers of the Board of Directors of the Company.

The following officers of the Company ceased to be officers and employees of the Company, effective September 14, 2016: Kevin M. Modany, Chief Executive Officer; John E. Dean, Executive Chairman; Rocco F. Tarasi III, Executive Vice President and Chief Financial Officer; and Eugene W. Feichtner, President and Chief Operating Officer.  The appointment of the Chapter 7 Trustee will effectively eliminate the authority and powers of the officers of the Company to act on behalf of the Company.

Except for the historical information contained herein, the matters discussed herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are made based on the current expectations and beliefs of the company’s management concerning future developments and their potential effect on the company. The company cannot assure you that future developments affecting the company will be those anticipated by its management. These forward-looking statements involve a number of risks and uncertainties, including those discussed from time to time in the company’s filings with the Securities and Exchange Commission.  The company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2016

ITT Educational Services, Inc.

By:	/s/ Phillip B. Frank
Name:	Phillip B. Frank
Title:	Senior Vice President, General Counsel and
Secretary